                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 22, 1998 with respect to the consolidated financial statements of Harmonic Systems Incorporated included in the Registration Statement on Form S-1 and related Prospectus of Alliance Data Systems Corporation for the registration of its common stock.

/s/ Ernst & Young LLP
Minneapolis, Minnesota
January 13, 2000